UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

Item 1.	Schedule of Investments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

December 31, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Sovereign Debt Obligations – 23.0%
Brazilian Real – 2.8%
Brazil Notas do Tesouro Nacional
BRL	2,186,492	6.000%	08/15/50	$ 861,399
British Pound – 6.2%
United Kingdom Treasury
GBP	1,250,000	1.750	09/07/22	1,891,074
Euro – 12.5%
Republic of Italy
EUR	1,330,000	5.500	11/01/22	2,058,747
Spain Government Bond(a)
	790,000	5.400	01/31/23	1,194,244
	380,000	4.400	10/31/23	532,750

				3,785,741

United States Dollar – 1.5%
Dominican Republic
	$100,000	5.875	04/18/24	95,500
Republic of Costa Rica
	200,000	5.625	04/30/43	169,000
Republic of Honduras
	200,000	8.750	12/16/20	201,000

				465,500

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS				$ 7,003,714

Mortgage-Backed Obligations – 12.5%
Adjustable Rate Non-Agency(b) – 7.6%
American Home Mortgage Assets Trust Series 2007-1, Class A1
	$665,862	0.843%	02/25/47	$ 404,330
Countrywide Alternative Loan Trust Series 2007-OA3, Class 1A1
	228,339	0.305	04/25/47	189,357
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-7, Class 2A1
	250,383	0.785	03/25/35	212,048
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	466,533	0.305	07/25/47	399,406
GNMA Series 2012-149, Class MS
	435,280	6.083	12/20/42	72,205
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	212,076	2.631	07/25/35	207,484
Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
	611,900	0.355	07/25/47	449,395
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
	460,912	0.879	01/25/47	377,620

				2,311,845

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities(b) – 1.6%
Sequential Floating Rate – 1.6%
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
$449,031	5.526%	01/15/49	$ 485,786

Federal Agencies(c) – 3.3%
FNMA – 3.3%
1,000,000	3.500	12/01/99	994,219

TOTAL MORTGAGE-BACKED OBLIGATIONS			$ 3,791,850

Municipal Debt Obligations – 4.2%
California – 0.9%
City of Los Angeles CA Department of Water & Power RB Series 2012 B
$250,000	5.000%	07/01/43	$ 258,557

Florida – 0.8%
Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
250,000	5.000	07/01/42	250,685

Massachusetts – 1.7%
Commonwealth of Massachusetts State GO Bond Series 2014 A
250,000	5.000	12/01/41	259,413
Massachusetts State School Building Authority Sales Tax RB (Senior) Series 2011 B
250,000	5.000	10/15/41	259,437

			518,850

New York – 0.8%
New York City Water & Sewer System Finance Authority RB (Second General Resolution) Series 2013 BB
250,000	5.000	06/15/46	255,090

TOTAL MUNICIPAL DEBT OBLIGATIONS			$ 1,283,182

Corporate Obligations – 1.3%
Energy – 0.7%
Brazil Minas SPE via State of Minas Gerais
$200,000	5.333%	02/15/28	$ 184,000
Petroleos de Venezuela SA
48,000	6.000	11/15/26	25,680

			209,680

Wireless Telecommunications – 0.6%
VimpelCom Holdings BV
200,000	5.950	02/13/23	188,640

TOTAL CORPORATE OBLIGATIONS			$ 398,320

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2013 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 2.4%
Interest Rate Swaptions
Citibank N.A. Call - OTC - 3 year Interest Rate Swap Strike Price 2.350%
$5,500,000	2.350%	07/15/15	$ 68,207
Citibank N.A. Call - OTC - 5 year Interest Rate Swap Strike Price 2.250%
3,200,000	2.250	11/05/14	63,828
Citibank N.A. Call - OTC - 20 year Interest Rate Swap Strike Price 3.950%
2,800,000	3.950	07/15/15	211,897
JP Morgan Chase Bank NA Call - OTC - 1 year Interest Rate Swap Strike Price 1.160%
60,000,000	1.160	11/20/15	380,538

TOTAL OPTIONS PURCHASED			$ 724,470

Shares	Description	Value
Investment Company – 42.3%
12,860,758	SSgA U.S. Government Money Market Fund	12,860,758

TOTAL INVESTMENTS – 85.7%		$26,062,294

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.3%		4,332,281

NET ASSETS – 100.0%		$30,394,575

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,726,994, which represents approximately 5.7% of net assets as of December 31, 2013.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.

(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $994,219 which represents approximately 3.3% of net assets as of December 31, 2013.

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
BP	— British Pound Offered Rate
BUBOR	— Budapest Interbank Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
EURO	— Euro Offered Rate
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
NIBOR	— Norwegian Interbank Offered Rate
NZDOR	— New Zealand Dollar Offered Rate
OTC	— Over the Counter
RB	— Revenue Bond
STIBOR	— Stockholm Interbank Offered Rate
TELBOR	— Tel Aviv Interbank Offered Rate
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At December 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Barclays Bank PLC	CAD/USD	03/19/14	$53,529	$529
	COP/USD	01/09/14	52,084	84
	GBP/EUR	03/19/14	105,927	367
	INR/USD	01/16/14	105,093	93
	USD/EUR	03/19/14	75,662	210
	USD/IDR	01/22/14	71,115	885
	USD/NZD	03/19/14	261,645	771
BNP Paribas SA	AUD/USD	03/19/14	313,567	788
	CZK/EUR	03/19/14	103,175	814
	EUR/PLN	03/19/14	65,106	139
	EUR/USD	03/19/14	158,202	1,254
	PLN/USD	03/19/14	105,507	507
	USD/EUR	03/19/14	66,032	422
Deutsche Bank AG (London)	CAD/USD	03/19/14	52,170	170
	JPY/USD	03/19/14	51,016	16
	MYR/USD	01/13/14	398,360	1,105
	NOK/USD	03/19/14	158,730	2,053
	PHP/USD	01/09/14	130,946	432
	TRY/USD	03/19/14	30,131	131
	TWD/USD	03/19/14	114,818	242
HSBC Bank PLC	GBP/EUR	03/19/14	209,102	2,638
	USD/JPY	03/19/14	1,437,322	32,678
	USD/SGD	03/19/14	417,859	2,141
	USD/TRY	03/19/14	400,305	18,721
Royal Bank of Canada	CAD/USD	03/19/14	53,497	497
	NOK/USD	03/19/14	374,684	5,684
	USD/BRL	01/13/14	102,965	1,523
State Street Bank	GBP/USD	03/19/14	534,123	8,343
	JPY/USD	03/19/14	151,077	77
	USD/CAD	03/19/14	523,320	1,680
	USD/EUR	03/19/14	965,720	513
UBS AG (London)	CHF/USD	03/19/14	53,254	254
	USD/BRL	01/17/14	891,233	13,268
	USD/CHF	03/19/14	1,044,048	5,952
	USD/JPY	03/19/14	477,287	5,975
Westpac Banking Corp.	AUD/USD	03/19/14	186,076	120
	GBP/USD	03/19/14	364,374	4,409
	KRW/USD	01/13/14	91,812	693

TOTAL				$116,178

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Barclays Bank PLC	MYR/USD	01/23/14	$104,988	$(12)
	TRY/USD	03/19/14	101,513	(3,487)
	USD/EUR	01/29/14	2,315,625	(16,353)
	USD/HUF	03/19/14	54,511	(511)
BNP Paribas SA	AUD/USD	03/19/14	103,930	(150)
	EUR/HUF	03/19/14	53,964	(313)
	JPY/USD	03/19/14	226,401	(599)
	USD/EUR	01/29/14	538,060	(3,039)
Deutsche Bank AG (London)	EUR/PLN	03/19/14	105,507	(289)
	JPY/USD	03/19/14	378,362	(4,638)
	MXN/USD	03/19/14	986,642	(9,358)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Deutsche Bank AG (London) (continued)	TRY/USD	03/19/14	$224,392	$(8,061)
	TWD/USD	01/10/14	262,061	(1,939)
	USD/CAD	03/19/14	165,041	(846)
HSBC Bank PLC	MYR/USD	01/13/14	779,280	(9,720)
	NZD/USD	03/19/14	52,329	(157)
	PHP/USD	01/09/14	296,297	(1,703)
	USD/CZK	03/19/14	211,970	(1,970)
	USD/GBP	01/24/14	1,923,303	(26,901)
	USD/SGD	03/19/14	105,227	(227)
Royal Bank of Canada	BRL/USD	01/13/14	310,815	(4,985)
	BRL/USD	01/21/14	51,256	(744)
	USD/CLP	01/31/14	54,018	(239)
	USD/SEK	03/19/14	107,314	(2,314)
State Street Bank	JPY/USD	03/19/14	203,321	(679)
	KRW/USD	01/13/14	209,834	(166)
UBS AG (London)	BRL/USD	01/21/14	103,870	(1,130)
	USD/BRL	01/13/14	265,283	(2,283)
	USD/CHF	03/19/14	442,790	(1,328)
	USD/EUR	03/19/14	474,589	(2,739)
	USD/RUB	02/07/14	475,693	(1,693)
	USD/RUB	01/23/14	506,320	(2,513)
Westpac Banking Corp.	MXN/USD	03/19/14	429,374	(3,367)
	USD/NZD	03/19/14	93,211	(306)
	USD/SGD	03/19/14	231,480	(825)

TOTAL				$(115,584)

FUTURES CONTRACTS — At December 31, 2013, the following futures contracts were open:
Type	Number of Contracts Long (Short)	Expiration Date	Value	Unrealized Gain (Loss)

Eurodollars	24	March 2014	$5,983,500	$(1,250)
Eurodollars	(67)	December 2015	(16,561,563)	27,712
Eurodollars	(34)	March 2016	(8,378,450)	17,174
Eurodollars	(34)	June 2016	(8,351,675)	19,723
5 Year U.S. Treasury Notes	(2)	March 2014	(238,625)	753

TOTAL				$64,112

SWAP CONTRACTS — At December 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	MYR	9,090	12/17/18	3 month KLIBOR	4.070%	$—	$3,639
	BRL	5,110	01/04/21	12.550%	1 month Brazilian Interbank Deposit Average	—	(24,402)
	KRW	2,522,010	12/19/28	3 month KWCDC	3.647	—	(2,588)
Barclays Bank PLC	NOK	3,670	12/20/22	4.000	6 month NIBOR	(577)	(1,634)
	MXN	27,770	11/29/28	10.190	Mexico Interbank TIIE 28 Days	—	(4,213)
Citibank NA	NOK	8,310	12/20/22	6 month NIBOR	4.000	(4,998)	10,005
Deutsche Bank Securities, Inc.	BRL	10,000	01/04/16	11.400	1 month Brazilian Interbank Deposit Average	—	(9,593)
	MXN	13,080	12/05/23	6.710	Mexico Interbank TIIE 28 Days	—	(6,338)
	KRW	3,338,630	12/17/23	3 month KWCDC	3.455	—	(8,548)
JPMorgan Securities, Inc.	ILS	2,200	12/20/18	3 month TELBOR	2.200	—	3,895
	NOK	520	12/20/22	4.000%	6 month NIBOR	(143)	(2)
	CAD	1,580	12/20/22	3.000	6 month CDOR	(56,442)	(7,323)
Morgan Stanley Capital Services, Inc.	NOK	1,070	12/20/22	4.000	6 month NIBOR	(238)	(407)

TOTAL						$(62,398)	$(47,509)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2013.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

NOK	9,360	06/30/15	6 month NIBOR	2.000%	$(3,092)	$(1,056)
AUD	7,240	09/05/15	3.200%	6 month AUDOR	22,811	(3,935)
EUR	3,850	09/26/15	0.750	6 month EURO	10,323	559
	$4,870	09/26/15	3 month LIBOR	0.650	(9,200)	3,049
NZD	3,300	12/15/15	4.250	3 month NZDOR	(2,010)	1,724
ZAR	5,600	12/18/15	6.150	3 month JIBAR	3	424
	7,100	12/19/15	6.105	3 month JIBAR	3	(103)
SEK	49,640	03/19/16	3 month STIBOR	1.500	(24,178)	4,397
GBP	790	06/25/16	1.650	6 month BP	2,609	(4,311)
	2,520	11/25/16	6 month BP	1.320	8,672	23,765
	$500	03/19/17	3 month LIBOR	0.750	4,000	(19)
GBP	7,140	08/24/17	6 month BP	2.120	(20,444)	77,369
	$24,500	11/25/17	3 month LIBOR	1.675	36,787	168,218
EUR	1,940	12/18/18	1.000	6 month EURO	(21,755)	(9,835)
	$2,390	12/18/18	3 month LIBOR	1.000	71,487	16,345
EUR	1,470	03/19/19	1.250	6 month EURO	562	(10,011)
CAD	3,040	03/19/19	2.250	6 month CDOR	(5,195)	(13,989)
	$2,940	03/19/19	3 month LIBOR	2.000	(31,300)	22,162
SEK	11,950	03/19/19	3 month STIBOR	2.000	7,953	17,064
NZD	360	03/19/19	4.750	3 month NZDOR	(1,018)	(313)
AUD	290	03/19/19	6 month AUDOR	4.000	(1,504)	38
JPY	267,880	04/24/20	0.610	6 month JYOR	6,137	(7,304)
GBP	6,890	08/24/20	2.960	6 month BP	66,507	(134,051)
	$29,200	11/25/20	2.920	3 month LIBOR	(59,850)	(381,225)
	3,800	03/19/21	3 month LIBOR	2.750	(78,000)	39,246
GBP	3,550	11/25/21	2.700	6 month BP	(38,629)	(79,063)
	1,180	09/07/22	6 month BP	2.140	26,909	22,993
JPY	273,160	12/20/22	6 month JYOR	1.250	(14,491)	12,886
	$5,150	10/08/23	4.250	3 month LIBOR	(29,000)	(39,798)
JPY	822,080	10/08/23	6 month JYOR	1.250	41,256	24,759
	$13,000	11/25/23	3 month LIBOR	3.511	25,134	208,307
PLN	2,160	12/18/23	3 month WIBOR	4.160	4	2,182
HUF	160,000	12/18/23	6 month BUBOR	5.210	4	(694)
CHF	210	12/19/23	2.500	6 month CHFOR	(844)	(208)
	$20	12/19/23	4.500	3 month LIBOR	3	(99)
AUD	650	12/19/23	5.500	6 month AUDOR	(2,648)	170
NZD	430	12/19/23	5.750	3 month NZDOR	(3,000)	334
EUR	730	12/19/23	6 month EURO	3.250	(8,510)	4,173
JPY	47,000	03/19/24	0.750	6 month JYOR	(6,026)	(3,088)
SEK	450	03/19/24	2.750	3 month STIBOR	(448)	(678)
	$410	03/19/24	3 month LIBOR	3.250	(6,790)	4,141
NZD	280	03/19/24	3 month NZDOR	5.250	1,566	(1)
CAD	860	03/19/24	3.000	6 month CDOR	(12,893)	(5,825)
AUD	40	03/19/24	4.750	6 month AUDOR	174	92
GBP	1,690	03/19/24	6 month BP	2.750	42,951	36,046
EUR	1,840	03/19/24	6 month EURO	2.250	(19,581)	12,772
GBP	2,290	11/25/24	6 month BP	3.080	28,375	50,855
JPY	435,090	04/24/25	6 month JYOR	1.030	19,977	33,209
	590,250	05/09/25	6 month JYOR	1.650	27,889	15,013

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
	Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	GBP	2,430	08/24/25	6 month BP	3.550%	$(44,787)	$50,612
	CAD	3,400	12/20/26	4.070%	6 month CDOR	16	(26,725)
	JPY	360,820	05/09/27	1.880	6 month JYOR	(21,231)	(11,633)
		$2,000	03/19/29	3 month LIBOR	3.500	6,500	30,413
	JPY	220,540	04/24/30	1.480	6 month JYOR	(9,838)	(21,274)
		$650	03/19/34	3 month LIBOR	3.750	500	8,382
	CAD	2,000	12/20/36	6 month CDOR	4.135	9	20,424
		$250	03/19/44	3 month LIBOR	3.750	6,250	3,522
	GBP	110	03/19/44	6 month BP	3.500	(1,950)	467

TOTAL						$(12,841)	$160,874

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2013.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Citibank NA	People’s Republic of China, 4.250%, 10/28/14	$1,500	(1.000)%	03/20/19	0.798%	$(21,734)	$6,013

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Referenced Obligation	Notional Amount (000s)		Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
CDX North America High Yield Index 21		$1,600	5.000%	12/20/18	3.069%	$113,273	$25,386
Markit iTraxx Europe Index 20	EUR	2,500	1.000	12/20/18	0.703	35,325	14,710

TOTAL						$148,598	$40,096

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments made (received)	Unrealized Gain (Loss)

JPMorgan Securities, Inc.	$2,013	Markit IOS Fannie-Mae Index, 30 year, 4.500%, Series 11	01/12/42	One month LIBOR	$4,970	$(7,359)

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(c)	Notional Amount (000s)	Paid Rate	Termination Date	Unrealized Gain (Loss)*

Merrill Lynch International	Dow Jones-UBS Aluminum Index	$39	(0.18)%	06/16/14	$(103)
	Dow Jones-UBS Brent Crude Index	4	(0.25)	06/16/14	(163)
	Dow Jones-UBS Coffee Index	29	(0.18)	06/16/14	(36)
	Dow Jones-UBS Commodity Index	29,861	(0.00)	06/16/14	—
	Dow Jones-UBS Copper Index	6	(0.18)	06/16/14	(158)
	Dow Jones-UBS Cotton Subindex	16	(0.18)	06/16/14	(32)
	Dow Jones-UBS Gold Index	13	(0.18)	06/16/14	(158)
	Dow Jones-UBS Heat Oil Index	5	(0.15)	06/16/14	(74)
	Dow Jones-UBS Kansas Wheat Subindex	5	(0.18)	06/16/14	(29)
	Dow Jones-UBS Lead Index	—	(0.18)	06/16/14	(5)
	Dow Jones-UBS Lean Hogs Index	42	(0.20)	06/16/14	(37)
	Dow Jones-UBS Live Cattle Index	11	(0.20)	06/16/14	(62)
	Dow Jones-UBS Natural Gas Index	3,013	(0.15)	06/16/14	(241)
	Dow Jones-UBS Nickel Index	4	(0.18)	06/16/14	(52)
	Dow Jones-UBS Platinum	3	(0.18)	06/16/14	(91)
	Dow Jones-UBS Silver Index	3	(0.18)	06/16/14	(45)
	Dow Jones-UBS Soybean Oil Index	10	(0.18)	06/16/14	(46)
	Dow Jones-UBS Soybeans Index	6	(0.18)	06/16/14	(112)
	Dow Jones-UBS Soymeal Index	1	(0.18)	06/16/14	(60)
	Dow Jones-UBS Sugar Index	4	(0.18)	06/16/14	(57)
	Dow Jones-UBS Unleaded Gasoline Subindex	2	(0.15)	06/16/14	(71)
	Dow Jones-UBS Zinc Index	13	(0.18)	06/16/14	(67)
	Merrill Lynch Commodities Corn Excess Return Index	10	(0.25)	06/16/14	(155)
	Merrill Lynch Extra Palladium Excess Return Index	3	(0.18)	06/16/14	(102)
	Merrill Lynch Wheat Excess Return Index	6	(0.25)	06/16/14	(87)
	Merrill Lynch World Trade Excess Return Index	20	(0.25)	06/16/14	(404)

TOTAL					$(2,447)

(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

NON-DELIVERABLE BOND FORWARD CONTRACTS*

Counterparty	Notional Amount (000s)	Referenced Obligation	Settlement Date	Unrealized Gain (Loss)

Deutsche Bank Securities, Inc.	COP 2,500,000	Titulos de Tesoreria
		7.000% 01/14/14	01/14/14	$27,084

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

WRITTEN OPTIONS CONTRACTS — At December 31, 2013, the Fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received

Citibank NA	Call-OTC-10 year Swap for the obligation to pay a fixed rate of 3.754% versus the 3 month LIBOR maturing on July 17, 2025	$6,500	07/15/2015	3.754%	$(273,114)	$(232,500)
Citibank NA	Call-OTC-5 year Swap for the obligation to pay a fixed rate of 3.050% versus the 3 month LIBOR maturing on November 7, 2019	3,200	11/05/2014	3.050	(23,032)	(18,080)
Citibank NA	Call-OTC-5 year Swap for the obligation to pay a fixed rate of 2.650% versus the 3 month LIBOR maturing on November 7, 2019	3,200	11/05/2014	2.650	(38,487)	(30,000)
JPMorgan Securities, Inc.	Call-OTC-1 year Swap for the obligation to pay a fixed rate of 2.160% versus the 3 month LIBOR maturing on November 24, 2016	90,000	11/20/2015	2.160	(261,675)	(194,333)

TOTAL		$102,900			$(596,308)	$(474,913)

WRITTEN OPTIONS CONTRACTS — For the nine months ended December 31, 2013, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2013	$—	$—

Contracts Written	102,900	474,913
Contracts Bought to Close	—	—
Contracts Expired	—	—

Contracts Outstanding December 31, 2013	$102,900	$474,913

TAX INFORMATION — At December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$25,929,764

Gross unrealized gain	282,493
Gross unrealized loss	(149,963)

Net unrealized security gain	$132,530

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2013 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Organization — The Goldman Sachs Fixed Income Macro Strategies Fund commenced operations on December 16, 2013.

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Basis for consolidation for the Goldman Sachs Fixed Income Macro Strategies Fund — The Goldman Sachs Cayman Commodity Fims Ltd. ( “the Subsidiary”) organized in the Cayman Islands was incorporated on December 16, 2013, and is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund. The Subsidiary commenced operations on December 16, 2013. The Subsidiary was formed primarily to gain commodities exposure. The Subsidiary is advised by GSAM, and has the same investment objective and strategies as the Fund. The Subsidiary has appointed Intercontinental Trust Limited (“the Main Administrator”) to act as Administrator to the Subsidiary. The administration function has been sub-delegated to State Street Bank (“the Administrator’s Agent”). All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2013, the Fund owned 100% of the outstanding shares of the Subsidiary and has elected to treat the Subsidiary as a disregarded entity for United States Federal income tax purposes.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2013 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the daily net asset value (“NAV”) on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2013 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

(“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

v. Non-Deliverable Bond Forwards — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2013 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Debt Obligations	$3,949,821	$3,053,893	$—
Mortgage-Backed Obligations	—	3,791,850	—
Municipal Debt Obligations	—	1,283,182	—
Corporate Obligations	—	398,320	—
Investment Company	12,860,758	—	—
Total	$16,810,579	$8,527,245	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$724,470	$—
Forward Foreign Currency Exchange Contracts(a)	—	116,175	—
Futures Contracts(a)	65,362	—	—
Interest Rate Swap Contracts(a)	—	933,651	—
Credit Default Swap Contracts(a)	—	46,109	—
Non-Deliverable Bond Forward Contracts(a)	—	27,084	—
Total	$65,362	$1,847,489	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(115,584)	$—
Futures Contracts(a)	(1,250)	—	—
Interest Rate Swap Contracts(a)	—	(820,286)	—
Credit Default Swap Contracts(a)	—	—	—
Total Return Swap Contracts(a)	—	(9,806)	—
Written Options	—	(596,308)	—
Total	$(1,250)	$(1,541,984)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2013 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Non-Diversification Risk — The Fixed Income Macro Strategies Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Fund’s ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if their investments were not so concentrated.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date February 27, 2014

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date February 27, 2014

*	Print the name and title of each signing officer under his or her signature.